UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211, Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Retirement

On November 20, 2020, Chad L. Daffer informed the Board of Managers of Greystone AF Manager LLC (the “Greystone Manager Board”),  which is the general partner of the general partner of America First Multifamily Investors, L.P. (the “Partnership”) of his intention to retire as Chief Executive Officer of the Partnership effective as of December 31, 2020. In connection with this, the Greystone Manager Board determined that 50,000 of Mr. Daffer’s unvested restricted unit awards, which were previously granted under the Partnership’s 2015 Equity Incentive Plan, will vest on December 15, 2020. Mr. Daffer’s retirement is not related to any disagreement with the Partnership or its general partner regarding any financial, accounting, or other matters.

Appointment of Interim Chief Executive Officer

In conjunction with Mr. Daffer’s retirement, on November 20, 2020, the Greystone Manager Board, appointed Kenneth C. Rogozinski to serve as the Partnership’s interim Chief Executive Officer, effective as of January 1, 2021. Mr. Rogozinski will serve in this capacity until a permanent Chief Executive Officer is appointed. Mr. Rogozinski, who is 58 years old, has served as the Partnership’s Chief Investment Officer since September 2019.  Additional biographical information for Mr. Rogozinski is set forth in the Partnership’s Form 10-K for the year ended December 31, 2019, under “Item 10. Directors, Executive Officers and Corporate Governance,” which was filed with the Securities and Exchange Commission on February 26, 2020 and is incorporated by reference herein.

There is no arrangement or understanding between Mr. Rogozinski and any other persons or entities pursuant to which Mr. Rogozinski was appointed as the interim Chief Executive Officer of the Partnership.  There is no family relationship between Mr. Rogozinski and any member of the Greystone Manager Board or any executive officer of the Partnership, and there are no transactions between the Partnership and Mr. Rogozinski that require disclosure under Item 404(a) of Regulation S-K.

Director Resignation

On November 20, 2020, William P. Mando, Jr., a member of the Greystone Manager Board, notified the Board of his intention to resign effective December 1, 2020, including in his capacity as the equivalent of a director of the Partnership and as a member of the Audit Committee of the Greystone Manager Board. Mr. Mando’s decision to resign did not result from any disagreement with the Partnership on any matter relating to the Partnership’s operations, policies or practices.

Director Appointment

On November 20, 2020, Greystone LB Holdings LLC, in its capacity as the sole member of Greystone AF Manager LLC, appointed Deborah A. Wilson as a member of the Greystone Manager Board effective as of December 1, 2020.  In this regard, Ms. Wilson will act in the capacity as a director of the Partnership. The Greystone Manager Board appointed Ms. Wilson to serve on the Audit Committee, which, in such capacity, also acts as the Audit Committee of the Partnership.  The Greystone Manager Board has affirmatively determined that Ms. Wilson meets the independence and experience standards established by the NASDAQ listing rules and the rules of the SEC.  The Greystone Manager Board also has reviewed the education and experience of Ms. Wilson and affirmatively determined that Ms. Wilson is an “audit committee financial expert,” as determined by the rules of the SEC.

There is no arrangement or understanding between Ms. Wilson and any other persons or entities pursuant to which Ms. Wilson was appointed to the Greystone Manager Board.  In addition, there are no transactions between the Partnership and Ms. Wilson that require disclosure under Item 404(a) of Regulation S-K.

Biographical information for Mr. Wilson is set forth below.

Deborah A. Wilson, 64, is currently a Principal at Ramshead Advisors LLC where she uses her broad and deep experience in the industry to assist existing and potential owners of commercial mortgage banking companies.  She focuses on mergers and acquisitions, pricing, due diligence, transitional activities and operational efficiencies of commercial mortgage banking.  She has also served as Executive Vice President, Chief Financial Officer and Treasurer of Walker & Dunlop, Inc., Vice President of Counterparty Risk at Fannie Mae and as a Partner at KMPG LLP.

On November 23, 2020, the Partnership issued a press release announcing Mr. Daffer’s retirement, the appointment of Mr. Rogozinski as interim Chief Executive Officer, Mr. Mando’s resignation from the Greystone Manager Board, and Ms. Wilson’s appointment to the Greystone Manager Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

 Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases.  Similarly, statements that describe objectives, plans, or goals also are forward-looking statements.  Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership.  The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements.  Risks and uncertainties include, but are not limited to: the intended executive officer and board member changes will not occur as currently expected; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K).  Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements.  You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document.  We anticipate that subsequent events and developments will cause our expectations and beliefs to change.  The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 23, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: November 23, 2020	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury
Title: Chief Financial Officer